Exhibit 99.2

 Fourth Quarter and Full Year 2019 Earnings Presentation                                    March 2020  Exhibit 99.2

 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current view with respect to certain events that could have an effect on our future financial performance. These statements relate to expectations concerning matters that are not historical fact and may include the words or phrases such as “will,” “should,” “expects,” “believes,” “anticipates,” “plans,” “intends,” “estimates,” “approximately,” “our planning assumptions,” “future outlook,” and similar expressions. Except for historical information, matters discussed in such statements are forward-looking statements. All of these forward-looking statements are based largely on information currently available to our management and on our current expectations, assumptions, estimates, judgments and projections about our business and our industry, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those currently anticipated. While we believe these expectations, assumptions, estimates, judgments and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, or could affect our share price. Accordingly, there is no assurance that our expectations will, in fact, occur or that our estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include among other things, competition in the markets in which we operate; our ability to maintain agent relationships on terms consistent with those currently in place; our ability to maintain banking relationships necessary for us to conduct our business; credit risks from our agents and the financial institutions with which we do business; bank failures, sustained financial market illiquidity, or illiquidity at our clearing, cash management or custodial financial institutions; new technology or competitors that disrupt the current ecosystem; cyber-attacks or disruptions to our information technology, computer network systems and data centers; our success in developing and introducing new products, services and infrastructure; customer confidence in our brand and in consumer money transfers generally; our ability to maintain compliance with the regulatory requirements of the jurisdictions in which we operate or plan to operate; international political factors or implementation of tariffs, border taxes or restrictions on remittances or transfers of money out of the United States; changes in tax laws and unfavorable outcomes of tax positions we take; political instability, currency restrictions and devaluation in countries in which we operate or plan to operate; weakness in U.S. or international economic conditions; change or disruption in international migration patterns; our ability to protect our brand and intellectual property rights; our ability to retain key personnel; and other factors described in the “Risk Factors” section in periodic reports we file with the Securities and Exchange Commission and our prospectus supplement, dated September 11, 2019, files pursuant to Rule 424(b)(4). All statements other than statements of historical fact included in this press release are forward-looking statements including, but not limited to, expected financial outlook for the year 2020 and all forward-looking statements that are made or attributable to us are expressly qualified in their entirety by this cautionary notice. Any forward-looking statement that we make in this presentation speaks only as of the date of this presentation. We undertake no obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements made herein, whether as a result of new information, future events or otherwise except as required by law.This presentation includes certain non-GAAP financial measures, including Adjusted Net Income, Adjusted EBITDA, Adjusted EBITDA growth, Adjusted EBITDA margin, Adjusted Earnings per Share and Free Cash Generated. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to Slides 16, 17 and 18 of this presentation for a reconciliation of Net Income to Adjusted Net Income and Adjusted EBITDA, Net income per share to Adjusted Earnings per Share, and Net Income to Net Free Cash. Adjusted Net Income is defined as net income adjusted to add back certain charges and expenses, such as transaction costs, non-cash amortization resulting from push-down accounting, and non-cash compensation costs, as these charges and expenses are not considered a part of our core business operations and are not an indicator of ongoing, future company performance. Adjusted EBITDA is defined as net income before depreciation and amortization, interest expense, income taxes, and also adjusted to add back certain charges and expenses, such as transaction costs and non-cash compensation costs, as these charges and expenses are not considered a part of our core business operations and are not an indicator of ongoing, future company performance. Free Cash Generated is defined as net income before provision for bad debt and depreciation and amortization adjusted to add back certain charges and expenses, such as and non-cash compensation costs, as these charges and expenses are not considered a part of our core business operations as well as reduced by the cash used in investing activities and servicing of our debt obligations.A quantitative reconciliation of projected 2020 Adjusted EBITDA to the most comparable GAAP measure is not available without unreasonable efforts because of the inherent difficulty in forecasting and qualifying the amounts necessary under GAAP guidance for one-time, non-recurring items including, without limitation, costs related to acquisitions and the registration of the Company’s securities, and losses related to legal contingencies or disposal of assets.  Safe Harbor Statement / Non-GAAP Financial Measures

2019 Strategic Priorities and Business Updates

- **Driving Core Growth**
  - More U.S. zip codes we want to be in than those where we currently operate
  - Growth in secondary and tertiary markets

- **Expanding Depth of Service**
  - Successful launch of Africa and Canada businesses
  - White Label processing live with two partners

- **Solidifying Our Balance Sheet**
  - Free Cash generation and debt capacity provides acquisitive firepower

- **Strengthening Our Leadership Team**
  - Hired Joseph Aguilar as Chief Operating Officer in September 2019
  - Hired Max Leiva as Chief Information Officer in January 2020

- **Executing Key Efficiency Initiatives**
  - Strategic relationship with Ripple

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 Adjusted Net Income and Adjusted EBITDA reflect add-backs for one-time, non-recurring items. Please see pages 16 and 17 for detail on those adjustments and a reconciliation of Net Income to Adjusted Net Income and Adjusted EBITDA  Review of Key Performance Indicators    4Q’19 vs 4Q’18  FY’19 vs FY’18  Revenue Growth  10.9%  16.7%  Adj. EBITDA Growth(1)  22.6%  22.2%  Net Income  $5.3M vs $4.9M  $19.6M vs ($7.2M)  Adj. Net Income(1)  $7.6M vs $7.3M  $32.6M vs $18.4M

 Intermex Growth Story  Money Transfer Transactions  Volume   (# In millions)  ($ in millions)  Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see page 17 for detail on adjustments to EBITDA and a reconciliation of Net Income to Adjusted EBITDA  Revenue  Adjusted EBITDA(1)  ($ in millions)    ($ in millions)  16.7%   10.9%   22.2%   22.6%   17.2%   12.1%   11.4%   15.7%

 Mexico Industry Growth(1)  Historical Industry Growth Trends  Banco de Mexico and World Bank. Represents total remittance volume for US dollars outbound to Mexico  CAGR: 10.3%  (Total Remittance Volume)  Intermex Growth  CAGR: 19.7%  (Total Remittance Volume)  Intermex has a strong ability to outpace industry growth, but it is not immune to overall industry trends  CAGR: 3.3%  CAGR: 26.0%

 Highly Cash Generative Business Model  Free Cash Generated(1) as a Percentage of Adjusted EBITDA(2)  Free Cash Generated reflects Net Income with certain adjustments. Please see page 18 for detail on adjustments to Net Income and a reconciliation of Net Income to Free Cash Generated.Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see page 17 for detail on adjustments to EBITDA and a reconciliation of Net Income to Adjusted EBITDA.

     2014  2018  2019    14.0%  24.0%(3)  25.4%(3)  All Others  86.0%  76.0%  74.6%      2014  2018  2019    7.9%  17.4%(3)  18.0%(3)  All Others  92.1%  82.7%  82.0%  LAC Market Landscape  Intermex enjoys a strong and growing position across key target markets  Intermex Share of Key Target Markets (2)  LAC Countries - 2019      Mexico Market Share Breakdown  Guatemala Market Share Breakdown    World Bank (2019). Reflects US share of estimated LAC market size as of October 2019.Source: Banco de Guatemala and Banco de Mexico Reflective of respective country central bank inflows from USA based on World Bank % Share originating from USA.    Favorable, Fragmented Competitive Landscape  Country  Size(US$B)1  Region  MEX  $34.8  38.5%  GUA  $9.5  10.5%  DOM  $4.7  5.1%  COL  $4.8  5.3%  ELS  $7.4  8.1%  HON  $7.0  7.8%  PRU  $3.3  3.6%  ECU  $3.2  3.5%  HAI  $3.3  3.6%  BRA  $3.2  3.5%  JAM  $2.6  2.8%  NIC  $1.7  1.8%  BOL  $1.3  1.4%  OTHER  $3.8  4.2%  Total Market Size:~$90 Billion (1)

 Tier I and II Countries Remittance Volume Growth(1)    Intermex Volume Growth    All Others Volume Growth    Intermex Market Share  Intermex outperforms market growth in its core markets of Mexico and Guatemala.A consistent and large portion of the growth in the Mexico market is captured by Intermex.   Source: Banco de Guatemala, Banco Central de Honduras, Banco de Mexico, Banco Central de Reserva de El Salvador – US originating Volume using based on latest 2019 results  76%24%  65%35%  62%38%  63%37%  61%39%  69%31%  Market Share and Percent of Industry Growth

Fourth Quarter 2019 Performance Highlights

Revenue	Remittance Volume	Adj. EBITDA(1)	Net Income
$83.2M	$2.6B	$14.1M	$5.3M
+10.9%	+11.4%	+22.6%	+9.8%

- Adjusted EBITDA margin expanded 160bps YoY to 17.0%(1)
- Solidified salesforce in high priority expansion markets
- Generated $5.3M Net Income, 9.8% increase YoY

(1) Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see page 17 for detail on adjustments to EBITDA and a reconciliation of Net Income to Adjusted EBITDA
(2) Source: Banco de Mexico, Banco de Guatemala, World Bank US outbound volumes and Intermex company data

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Full Year 2019 Performance Highlights

Revenue	Remittance Volume	Adj. EBITDA[1]	Net Income
$319.6M	$10.3B	$57.6M	$19.6M
+16.7%	+15.7%	+22.2%	N.M.

- Adjusted EBITDA margin expanded 82bps YoY to 18.0%[1]
- Reduced bank deposit costs by migrating agents to more cost efficient deposit methods
- Expanded White Label processing to two live partners

(1) Adjusted EBITDA reflects add-backs for one-time, non-recurring items. Please see page 17 for detail on adjustments to EBITDA and a reconciliation of Net Income to Adjusted EBITDA
(2) Source: Banco de Mexico, Banco de Guatemala, World Bank US outbound volumes and Intermex company data

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A quantitative reconciliation of projected 2020 Adjusted EBITDA to the most comparable GAAP measure is not available without unreasonable efforts because of the inherent difficulty in forecasting and qualifying the amounts necessary under GAAP guidance for one-time, non-recurring items including, without limitation, costs related to acquisitions and the registration of the Company’s securities, and losses related to legal contingencies or disposal of assets.   $340-$355 million Revenue  $62-$66 million Adjusted EBITDA(1)  Full Year 2020 Financial Guidance

 Appendix

 Consolidated Balance Sheets

 Consolidated Statements of Operations

     Net Income (Loss) to Adj. Net Income Reconciliation

     Net Income (Loss) to Adj. EBITDA Reconciliation

     Net Income to Net Free Cash Generated Reconciliation